SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2009

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-4379	31-1598292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

Item 3.03 below is incorporated herein by reference.

ITEM 3.03	Material Modification to Rights of Security Holders

Convergys Corporation (the “Company”) entered into an amendment (the “Amendment No. 2”) dated February 9, 2009, between the Company and Computershare Trust Company, N.A. (the “Rights Agent”), to its Rights Agreement (the “Rights Agreement”), dated as of November 30, 1998, as amended by Amendment No. 1 to Rights Agreement dated December 1, 2008. Amendment No. 2 amends the “Beneficial Ownership” threshold for becoming an Acquiring Person within the Rights Agreement from 15% to 20% of the outstanding Common Shares.

The foregoing description of Amendment No. 2 is qualified in its entirety by reference to (i) Amendment No. 2 (which is filed as Exhibit 4.3 to the Company’s Amended Registration Statement on Form 8-A/A filed by the Company with the Securities and Exchange Commission on February 9, 2009), (ii) Amendment No. 1 to Rights Agreement (which is filed as Exhibit 4.1 to the Registration Statement on Form 8-A/A filed by the Company with the Securities and Exchange Commission on December 1, 2008), and (iii) the Rights Agreement (which is filed as Exhibit 4.1 to the Registration Statement on Form 8-A filed by the Company with the Securities and Exchange Commission on December 23, 1998); each of which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

4.1	Rights Agreement, dated as of November 30, 1998, between Convergys Corporation and Computershare Trust Company, N.A. (as successor for the Fifth Third Bank, N.A.), as Rights Agent, which includes as Exhibit A thereto the Form of Certificate of Amendment of the Amended Articles of Incorporation of Convergys Corporation providing for a series of Voting Preferred Shares and designating such shares as Series A Preferred Shares, as Exhibit B thereto the Form of Rights Certificate, and as Exhibit C thereto the Summary of Rights to Purchase Preferred Shares (filed as Exhibit 4.1 to Convergys Corporation’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 23, 1998)

4.2	Amendment No. 1, dated December 1, 2008, to the Rights Agreement, dated as of November 30, 1998, between Convergys Corporation and Computershare Trust Company, N.A. (as successor for the Fifth Third Bank, N.A.), as Rights Agent (filed as Exhibit 4.1 to Convergys Corporation’s Amended Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on December 1, 2008)

4.3	Amendment No. 2, dated February 9, 2009, to the Rights Agreement, dated as of November 30, 1998, between Convergys Corporation and Computershare Trust Company, N.A. (as successor for the Fifth Third Bank, N.A.), as Rights Agent (filed as Exhibit 4.3 to Convergys Corporation’s Amended Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on February 9, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/s/ Karen R. Bowman
Karen R. Bowman
Senior Vice President, General Counsel and Corporate Secretary

Date: February 9, 2009

EXHIBIT INDEX

Exhibit No.
4.1	Rights Agreement, dated as of November 30, 1998, between Convergys Corporation and Computershare Trust Company, N.A. (as successor for the Fifth Third Bank, N.A.), as Rights Agent, which includes as Exhibit A thereto the Form of Certificate of Amendment of the Amended Articles of Incorporation of Convergys Corporation providing for a series of Voting Preferred Shares and designating such shares as Series A Preferred Shares, as Exhibit B thereto the Form of Rights Certificate, and as Exhibit C thereto the Summary of Rights to Purchase Preferred Shares (filed as Exhibit 4.1 to Convergys Corporation’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 23, 1998)

4.2	Amendment No. 1, dated December 1, 2008, to the Rights Agreement dated as of November 30, 1998 between Convergys Corporation and Computershare Trust Company, N.A. (as successor for the Fifth Third Bank, N.A.), as Rights Agent (filed as Exhibit 4.1 to Convergys Corporation’s Amended Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on December 1, 2008)

4.3	Amendment No. 2, dated February 9, 2009, to the Rights Agreement dated as of November 30, 1998 between Convergys Corporation and Computershare Trust Company, N.A. (as successor for the Fifth Third Bank, N.A.), as Rights Agent (filed as Exhibit 4.3 to Convergys Corporation’s Amended Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on February 9, 2009)